UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2018

Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

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Massachusetts	000-21326	04-3145961
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

32 Wiggins Avenue, Bedford, MA 01730
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781)-457-9000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2018 Annual Meeting of Stockholders on May 31, 2018. The board of directors solicited proxies pursuant to a proxy statement that we filed on April 17, 2018 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation. At the meeting, holders of common stock were asked to consider and vote upon the five proposals set forth below. A total of 13,832,356 shares of common stock were present in person or by proxy at the meeting, representing 93.8% of the voting power entitled to vote at the meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and the voting results reported below are final.

PROPOSAL 1

Stockholders voted as follows with respect to election of each of the nominees for director identified in the proxy statement:

Nominee	For	Withheld	Broker Non-Votes
Dr. Joseph L. Bower	11,099,211	992,671	1,748,974
Mr. Jeffery S. Thompson	11,610,148	481,734	1,748,974

As a result of this vote, each of Dr. Bower and Mr. Thompson was elected as a Class I director to serve until the 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

PROPOSAL 2

Stockholders voted as follows with respect to approval of the change of our state of incorporation from the Commonwealth of Massachusetts to the State of Delaware:

For	Against	Abstained	Broker Non-Votes
11,045,427	1,035,592	10,863	1,748,974

PROPOSAL 3

Stockholders voted as follows with respect to approval of the increase of the number of authorized shares of our common stock from 60,000,000 to 90,000,000:

For	Against	Abstained	Broker Non-Votes
10,346,273	1,692,798	52,486	1,748,974

PROPOSAL 4

Stockholders voted as follows with respect ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018:

For	Against	Abstained	Broker Non-Votes
13,806,273	5,718	28,865	—

PROPOSAL 5

Stockholders voted, on an advisory basis, as follows with respect to compensation paid to our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement of the Meeting:

For	Against	Abstained	Broker Non-Votes
9,659,649	2,392,415	39,818	1,736,760

Item 8.01.	Other Events.

We previously reported that our notified body, which is responsible for performing a conformity assessment for our MONOVISC product in the European Union, advised us of the suspension of our CE Mark for MONOVISC as of March 27, 2018. This suspension resulted from changes in the regulatory environment in 2017 and administrative difficulties between our notified body and us related to our providing of the notified body with certain technical information for MONOVISC. This suspension was not related to any safety or efficacy issues associated with the product.

On May 30, 2018, our notified body issued an updated CE Mark for MONOVISC.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Plan of Domestication of Anika Therapeutics, Inc., as adopted by Anika Therapeutics, Inc. on March 23, 2018 and approved by the stockholders of Anika Therapeutics, Inc. on May 31, 2018
3.1	Certificate of Incorporation of Anika Therapeutics, Inc., as filed with the Secretary of State of the State of Delaware on June 6, 2018
3.2	Bylaws of Anika Therapeutics, Inc., effective as of June 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: June 6, 2018	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer